Exhibit 99.1
1 Corporate Overview & Financial Highlights 1ST Quarter 2009 June 3, 2009

2 Puerto Rico Economy Summary & Business Overview Asset Quality Financial Performance & Capital Treasury & Liquidity Future Focus Agenda

3 Puerto Rico Economy

4 2009 Economic summary The current recession, in its fourth year, is already the worst in the island's history. The unemployment rate has risen steadily in recent months, to 14.1% in February of 2009. - Approximately 8,000 government workers received notice of dismissal at the end of May 2009. Continued deterioration of construction lending resulting from a lengthening of new housing absorption period. Federal transfer payments remain a driver of consumer's income, representing 21.8% of personal income. Puerto Rico expects to receive $5 billion through the Federal Stimulus. From November 2007 to November 2008, retail sales increased by 2.47% (nominal prices). Food and other indispensable goods show a strong consumer preference. The 2009-2010 budget for the Government of Puerto Rico includes a $1.7 billion allocation for infrastructure investment. Rating agencies upgraded COFINA's rating to AA-.

5 2009 Economic summary Employment (000's)

6 Summary & Business Overview

Founded in 1948 Headquartered in San Juan, PR A unique, well diversified operation with over 600,000 retail and commercial customers 2nd largest financial holding company in Puerto Rico with total assets of $19.7 billion as of March 31, 2009 Leading bank in the United States and British Virgin Islands Limited presence in Florida Market 194 branches, stand-alone offices and in-branch service centers Close to 3,000 full time employees Assets ($ in billions) Celebrating 60 years of growth and accomplishments Acquisition of Royal Bank of PR and 4 Citibank branches Acquisition of First Virgin Islands Federal Savings Bank in USVI Acquisition of JP Morgan Chase operations in USVI Acquisition of FirstBank Florida ($546 mm in assets) Reduced loan exposure to other FI by $2.7 billion Private placement of $94.8 mm of common equity to BNS Acquisition of VI Community Bank ($60 mm in assets) and $218 mm auto loan portfolio from Chrysler Financial

8 A well diversified operation with multiple businesses across several markets *Provided through alliance with UBS Puerto Rico 194 branches, stand-alone offices and in-branch service centers

9 A well diversified operation with multiple businesses across several markets Assets by Line of Business As of March 31, 2009 Limited exposure to US residential mortgage market with only 3.0% of total loan portfolio Assets by Geography Consumer & Residential 28%, $445 Construction & Land 19%, $308 Commercial 32%, $514 Other Assets 9%, $122 Condo Conversions 12%, $197 Total Assets - $19,750 million

10 Outperformed the industry and increased or sustained share in our primary market 1. Source: FDIC; FirstBank has 48 full-service bank branches; 2. Net of Brokered Certificates of deposit; 3. Includes Commercial, Agricultural and Industrial Loans; 4. Through alliance with Bank of America fee based agreement with no credit exposure; 5. Unsecured Small Loans less than $5K Notes: Substantial increase in credit cards is mostly due to recently acquired portfolio by Bank of America. Increase in Auto Loans & Leases is mostly due to Chrysler Auto Loan Portfolio acquired by FirstBank. Data as of December 31, 2008

11 1Q2009 vs. 2008 Total Deposits (net of brokered CDs) - $4,737 million 13% -18% -6% ($ in millions) 10% Successful core deposit growth Continue our focus on core deposit growth and the successful deployment of our One Stop Shop strategy Total deposits (net of brokered CDs) grew 2.35% in first quarter 2009

12 Corporation is actively managing loan production opportunities * Includes the $500 million loan facility to the Puerto Rico Sales & Use Tax Financing Corp. Total Loan Production - $1,267 million Targeted loan production ($ in millions) 27%

13 Total loan portfolio grew 3.4% in the first quarter 2009 Franchise consistently demonstrates ability to grow in selected segments *Loans to local Financial Institutions; **Includes Finance Leases Total Loan Portfolio - $13,533 million Consistent loan growth in selected segments 1Q2009 vs. 2008 -2% 0% 7% -3% ($ in millions)

14 (1) United States loan portfolio includes approximately $197.8 million of condo-conversion loans Diversified loan portfolio ($ in millions) Loan portfolio by geography and category

15 Management Focus Strategy Enhancing shareholder value through strategic opportunities Wholesale Banking Retail Banking Consumer Lending Mortgage Lending Insurance Solidify leadership while capitalizing on market opportunities with strong emphasis on asset quality Improve loan pricing & fees Offer additional fee based services Grow deposits Increase penetration in middle market and government sector Maximize One Stop Shop strategy with focus on Customer Satisfaction Sustain share and improve profitability through tighter credit standards, processes and market opportunities Increase share with focus on credit quality government sponsored conforming paper given weakened competition Continue to grow product line providing sources of non-interest revenue Continue to grow core deposits Continue Cross-Sell to grow accounts, services and relationships Rationalize branch network opportunities Enhance alternative delivery channels Additional efficiencies and fee income Focus on asset quality Maximize Secondary market opportunities Increase fee income Increase loan spreads in a more rational market Increase penetration in commercial customer base

16 Asset Quality

17 Managing asset quality during a deteriorating economic cycle Non-Performing Assets ($ in millions) Net Charge-offs to Average Loans Continue to reinforce workout & loss mitigation programs to manage increases in construction, commercial and residential non-performing loans • The Corporation provides homeownership preservation assistance Historically, the Corporation has experienced a low rate of losses in its residential real estate portfolio A significant portion of residential loan charge-offs were due to higher sales volume of foreclosed properties. In addition, periodic analyses drove an increase in residential loan charge-offs More than 90% of residential loan portfolio consists of fixed rate, fully amortizing, full documentation loans that have a lower risk than the typical sub-prime loan affecting the US market Net charge-offs have shown slight improvement in the consumer loan portfolio Non-performing assets expected to continue increasing throughout the recessionary cycle

Non-performing assets by geography (in thousands) Managing asset quality

19 Allowance to Loan & Lease Losses Ratios The allowance to total loans showing an increasing trend as the Corporation reviews and adjust its reserve policies and as economic environmental factors change Managing asset quality

20 Managing asset quality Provision to Net Charge-offs

21 Though net charge-offs have increased, currently below industry peers Managing asset quality Net Charge-offs annualized to Average Loans Outstanding (during the period)

22 Financial Performance & Capital

Continued profitability while strengthening provision *Private placement to BNS (in thousands)

24 Key financial metrics Net Interest Margin* Return on Average Assets Return on Average Total Common Equity Dividend Payout Ratio* Efficiency Ratio *On a Tax Equivalent Basis *Common dividends

25 Managing a strong capital position * Not applicable to First BanCorp Approximately $748 million in excess of regulatory total capital well capitalized requirement Tangible common equity ratio of 5.11

26 Treasury & Liquidity

27 High grade investment portfolio Highly liquid securities portfolio 94% of portfolio AAA-rated No exposure to sub-prime mortgage and CDOs Proactively managing portfolio prepayment risk Easily pledgeable for financing Total Investment Portfolio - $5,506million By Rating Distribution 27 ($ in millions) 1: Portfolio does not includes FirstBank Florida. As of March 31, 2009

28 Strong sources of borrowings * As of March 31, 2009 Average Cost of Funds on Interest-bearing Liabilities: 3.39%*

29 Maintaining high liquidity * Information for FirstBank Puerto Rico including FirstBank Overseas Corp as of March 31, 2009 (excludes liquidity of FirstBank Florida) 1. Surplus: (liquid assets - short-term liabilities) + secured line of credit; 2. Market Value, Subject to 6% haircut; 3. Subject to 25% haircut; Basic Liquidity Surplus* Non-Deposit Sources of Liquidity Internal minimum required raised in 2006 to 5% of assets; from 3% limit Investment portfolio is composed of highly liquid investment grade securities FRB BIC Program provides a secure contingent line of credit FHLB NY line continues to increase in line with mortgage originations Additionally, $220 million unsecured lines of credit are available ($000)

30 Future Focus

31 Enhancing shareholder value through strategic growth Asset quality improvement Managing revenue and expenses through formal business performance improvement project Internal target of $50 MM in additional benefits for 2009-2010 Capital optimization including proactive evaluation of acquisition opportunities in main market Continue to gain market share in deposits Protect net interest rate spread given historic low level of interest rates by diversifying current funding sources and diversification of loan funding Key Strategic Priorities

32 Disclaimer

33 Disclaimer This press release may contain "forward-looking statements" concerning the Corporation's future economic performance. The words or phrases "expect," "anticipate," "look forward," "should," "believes" and similar expressions are meant to identify "forward-looking statements" within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such "forward-looking statements," which speak only as of the date made, and to advise readers that various factors, including, but not limited to, the risks arising from credit and other risks of the Corporation's lending and investment activities, including the condo conversion loans from its Miami Corporate Banking operations and the construction and commercial loan portfolios in Puerto Rico, which have affected and may continue to affect, among other things, the level of non-performing assets, charge-offs and the provision expense; an adverse change in the Corporation's ability to attract new clients and retain existing ones; a decrease in the demand for the Corporation's products and services and lower revenues and earnings because of the recession in the United States, the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; changes in general economic conditions in the United States and Puerto Rico, including the interest rate scenario, market liquidity, rates and prices, and the disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for the Corporation's products and services and the value of the Corporation's assets, including the value of the interest rate swaps that economically hedge the interest rate risk mainly relating to brokered certificates of deposit and medium-term notes as well as other derivative instruments used for protection from interest rate fluctuations; uncertainty about the impact of measures adopted by the Puerto Rico government in response to its fiscal situation on the different sectors of the economy; uncertainty about the effectiveness and impact of the U.S. government's rescue plan, including the bailout of U.S. housing government-sponsored agencies, on the financial markets in general and on the Corporation's business, financial condition and results of operations; risks of not being able to recover all assets pledged to Lehman Brothers Special Financing, Inc.; changes in the Corporation's expenses associated with acquisitions and dispositions; risks associated with the soundness of other financial institutions; developments in technology; the impact of Doral Financial Corporation's and R&G Financial Corporation's financial condition on the repayment of their outstanding secured loans to the Corporation; the Corporation's ability to issue brokered certificates of deposit and fund operations; risks associated with downgrades in the credit ratings of the Corporation's securities; general competitive factors and industry consolidation; and risks associated with regulatory and legislative changes for financial services companies in Puerto Rico, the United States, and the U.S. and British Virgin Islands, which could affect the Corporation's financial performance and could cause the Corporation's actual results for future periods to differ materially from those anticipated or projected. The Corporation does not undertake, and specifically disclaims any obligation, to update any "forward-looking statements" to reflect occurrences or unanticipated events or circumstances after the date of such statements.

34 Contact Information First BanCorp [NYSE: FBP] Alan Cohen Senior Vice President Marketing and Public Relations Office (787) 729-8256 alan.cohen@firstbankpr.com

35 Corporate Overview & Financial Highlights 1ST Quarter 2009 June 3, 2009